UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 2, 2018

CAPSTONE THERAPEUTICS CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-21214	86-0585310
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1275 West Washington Street, Suite 104 , Tempe, Arizona 85281
(Address of Principal Executive Offices) (Zip Code)

(602) 286-5520
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Section 1 – Registrant's Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

     On May 7, 2018, Capstone Therapeutics Corp. (OTCQB: CAPS) (“the Company”) and its approximately 60% owned drug development joint venture, LipimetiX Development, Inc. (“JV”), issued a press release announcing that on May 2, 2018 the JV entered into a License Agreement (the “Agreement”) with ANJI Pharmaceuticals Inc. (“ANJI”) to sublicense, under its Exclusive License Agreement with the UAB Research Foundation, the use of the JV’s AEM-28 and analogs intellectual property in the Territory of the People’s Republic of China, Taiwan and Hong Kong (the “Territory”). The Agreement calls for an initial payment of $2,000,000, payment of a royalty on future Net Sales in the Territory and cash milestone payments on future clinical/regulatory events. ANJI will perform all development activities allowed under the Agreement in the Territory at its sole cost and expense. A copy of the Agreement is filed with this report as Exhibit 10.1 and is incorporated into this Item 1.01 by this reference. A copy of the UAB Research Foundation Exclusive License Agreement was attached as Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q for the period ending June 30, 2012 filed with Securities and Exchange Commission (‘SEC”) on August 10, 2012. A copy of the First Amendment and Consent to Assignment of the Exclusive License Agreement was attached as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for the period ending June 30, 2012 filed with the SEC on August 10, 2012. The Second Amendment to the Exclusive License Agreement was attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 30, 2015.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

On May 7, 2018, we issued a press release relating to the transaction described in Item 1.01 above. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in Item 7.01 of this Form 8-K and Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	License Agreement dated May 2, 2018, by and between LipimetiX Development, Inc. and ANJI Pharmaceuticals Inc.
99.1	Press Release dated May 7, 2018

_____________________________
* Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE THERAPEUTICS CORP.

Date: May 7, 2018	By:	/s/ John M. Holliman, III
John M. Holliman, III
Executive Chairman and CEO

Exhibit Index

Exhibit No.	Description

10.1	License Agreement dated May 2, 2018, by and between LipimetiX Development, Inc. and ANJI Pharmaceuticals Inc.
99.1	Press Release dated May 7, 2018

_____________________________
* Furnished herewith.